EXHIBIT 3i

            ARTICLES OF INCORPORATION OF REGISTRANT --
             INCORPORATED HEREIN BY REFERENCE AND
       FILED AS EXHIBIT C TO THE PROXY STATEMENT/PROSPECTUS
             INCLUDED IN THIS REGISTRATION STATEMENT